Exhibit (h)(3)(b)

SCHEDULE B

TO THE SHAREHOLDER SERVICING AGREEMENT

(Amended as of August 11, 2005)

Money Market Funds

Current Name	Former Name	Share Class	Shareholder Servicing Fee * (annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
JPMorgan 100%U.S.Treasury Securities Money Market Fund	JPMorgan 100% U.S. Treasury Securities Money Market Fund	Capital Institutional Agency Premier Morgan Reserve	0.05% 0.10% 0.15% 0.30% 0.35% 0.30%

JPMorgan California Municipal Money Market Fund	JPMorgan California Tax Free Money Market Fund	Morgan	0.35%

JPMorgan Federal Money Market Fund	JPMorgan Federal Money Market Fund	Institutional Agency Premier Morgan Reserve	0.10% 0.15% 0.30% 0.35% 0.30%

JPMorgan Liquid Assets Money Market Fund	One Group Prime Money Market Fund	Capital Institutional Agency Premier Investor Morgan Reserve Class B Class C Service	0.05% 0.10% 0.15% 0.30% 0.35% 0.35% 0.30% 0.25% 0.25% 0.30%

JPMorgan Michigan Municipal Money Market Fund	One Group Michigan Municipal Money Market Fund	Investor Morgan Reserve	0.35% 0.35% 0.30%

JPMorgan Municipal Money Market Fund	One Group Municipal Money Market Fund	Institutional Agency Premier Morgan Reserve Service	0.10% 0.15% 0.30% 0.35% 0.30% 0.30%

JPMorgan New York Municipal Money Market Fund	JPMorgan New York Tax Free Money Market Fund	Morgan Reserve	0.35% 0.30%

Current Name	Former Name	Share Class	Shareholder Servicing Fee * (annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
JPMorgan Ohio Municipal Money Market Fund	One Group Ohio Municipal Money Market Fund	Investor Morgan Reserve	0.35% 0.35% 0.30%

JPMorgan Prime Money Market Fund	JPMorgan Prime Money Market Fund	Capital Institutional Agency Premier Morgan Reserve Class B Class C Cash Management	0.05% 0.10% 0.15% 0.30% 0.35% 0.30% 0.25% 0.25% 0.30%

JPMorgan Tax Free Money Market Fund	JPMorgan Tax Free Money Market Fund	Institutional Agency Premier Morgan Reserve	0.10% 0.15% 0.30% 0.35% 0.30%

JPMorgan U.S. Government Money Market Fund	One Group Government Money Market Fund	Capital Institutional Agency Premier Morgan Reserve Service	0.05% 0.10% 0.15% 0.30% 0.35% 0.30% 0.30%

JPMorgan U.S. Treasury Plus Money Market Fund	One Group U.S. Treasury Securities Money Market Fund	Institutional Agency Premier Investor Morgan Reserve Class B Class C	0.10% 0.15% 0.30% 0.35% 0.35% 0.30% 0.25% 0.25%

Equity Funds

Current Name	Former Name	Share Class	Shareholder Servicing Fee * (annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
Highbridge Statistical Market Neutral Fund (effective with the effectiveness of the Fund’s registration statement)	N/A	Class A Class C Select Institutional	0.25% 0.25% 0.25% 0.10%

JPMorgan Asia Equity Fund	JPMorgan Fleming Asia Equity Fund	Class A Select Institutional	0.25% 0.25% 0.10%

JPMorgan Capital Growth Fund	JPMorgan Capital Growth Fund	Class A Class B Class C Select	0.25% 0.25% 0.25% 0.25%

JPMorgan Disciplined Equity Fund	JPMorgan Disciplined Equity Fund	Class A Select Institutional	0.25% 0.25% 0.10%

JPMorgan Diversified Fund	JPMorgan Diversified Fund	Class A Class B Class C Select Institutional	0.25% 0.25% 0.25% 0.25% 0.10%

JPMorgan Intrepid Mid Cap Fund	One Group Diversified Mid Cap Fund and JPMorgan Diversified Mid Cap Fund	Class A Class B Class C Select	0.25% 0.25% 0.25% 0.25%

JPMorgan Diversified Mid Cap Growth Fund	One Group Mid Cap Growth Fund	Class A Class B Class C Select	0.25% 0.25% 0.25% 0.25%

JPMorgan Diversified Mid Cap Value Fund	One Group Mid Cap Value Fund	Class A Class B Class C Select	0.25% 0.25% 0.25% 0.25%

JPMorgan Dynamic Small Cap Fund	JPMorgan Dynamic Small Cap Fund	Class A Class B Class C Select	0.25% 0.25% 0.25% 0.25%

Current Name	Former Name	Share Class	Shareholder Servicing Fee * (annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
JPMorgan Emerging Markets Equity Fund	JPMorgan Fleming Emerging Markets Equity Fund	Class A Class B Select Institutional	0.25% 0.25% 0.25% 0.10%

JPMorgan Equity Income Fund	One Group Equity Income Fund	Class A Class B Class C Select	0.25% 0.25% 0.25% 0.25%

JPMorgan Equity Index Fund	One Group Equity Index Fund	Class A Class B Class C Select	0.25% 0.25% 0.25% 0.25%

JPMorgan Global Healthcare Fund	JPMorgan Global Healthcare Fund	Class A Class B Class C Select	0.25% 0.25% 0.25% 0.25%

JPMorgan Growth and Income Fund	JPMorgan Growth and Income Fund	Class A Class B Class C Select	0.25% 0.25% 0.25% 0.25%

JPMorgan International Equity Fund	JPMorgan Fleming International Equity Fund	Class A Class B Class C Select Institutional	0.25% 0.25% 0.25% 0.25% 0.10%

JPMorgan International Equity Index Fund	One Group International Equity Index Fund	Class A Class B Class C Select	0.25% 0.25% 0.25% 0.25%

JPMorgan International Growth Fund	JPMorgan Fleming International Growth Fund	Class A Class B	0.25% 0.25%

JPMorgan International Opportunities Fund	JPMorgan Fleming International Opportunities Fund	Class A Class B Select Institutional	0.25% 0.25% 0.25% 0.10%

JPMorgan International Small Cap Equity Fund	JPMorgan Fleming International Small Cap Equity Fund	Class A Class B Select Institutional	0.25% 0.25% 0.25% 0.10%

Current Name	Former Name	Share Class	Shareholder Servicing Fee * (annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
JPMorgan International Value Fund	JPMorgan Fleming International Value Fund	Class A Class B Select Institutional	0.25% 0.25% 0.25% 0.10%

JPMorgan Intrepid America Fund	JPMorgan Intrepid America Fund	Class A Class B Class C Select	0.25% 0.25% 0.25% 0.25%

JPMorgan Intrepid Contrarian Fund	JPMorgan Intrepid Investor Fund	Class A Class B Class C Select	0.25% 0.25% 0.25% 0.25%

JPMorgan Intrepid European Fund	JPMorgan Fleming Intrepid European Fund	Class A Class B Class C Select Institutional	0.25% 0.25% 0.25% 0.25% 0.10%

JPMorgan Intrepid Growth Fund	JPMorgan Intrepid Growth Fund	Class A Class B Class C Select	0.25% 0.25% 0.25% 0.25%

JPMorgan Intrepid Value Fund	JPMorgan Intrepid Value Fund	Class A Class B Class C Select	0.25% 0.25% 0.25% 0.25%

JPMorgan Investor Balanced Fund	One Group Investor Balanced Fund	Class A Class B Class C Select	0.25% 0.25% 0.25% 0.25%

JPMorgan Investor Conservative Growth Fund	One Group Investor Conservative Growth Fund	Class A Class B Class C Select	0.25% 0.25% 0.25% 0.25%

JPMorgan Investor Growth Fund	One Group Investor Growth Fund	Class A Class B Class C Select	0.25% 0.25% 0.25% 0.25%

JPMorgan Investor Growth & Income Fund	One Group Investor Growth & Income Fund	Class A Class B Class C Select	0.25% 0.25% 0.25% 0.25%

Current Name	Former Name	Share Class	Shareholder Servicing Fee * (annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
JPMorgan Japan Fund	JPMorgan Fleming Japan Fund	Class A Class B	0.25% 0.25%

JPMorgan Large Cap Growth Fund	One Group Large Cap Growth Fund	Class A Class B Class C Select	0.25% 0.25% 0.25% 0.25%

JPMorgan Large Cap Value Fund	One Group Large Cap Value Fund	Class A Class B Class C Select	0.25% 0.25% 0.25% 0.25%

JPMorgan Market Expansion Index Fund	One Group Market Expansion Index Fund	Class A Class B Class C Select	0.25% 0.25% 0.25% 0.25%

JPMorgan Market Neutral Fund	JPMorgan Market Neutral Fund	Class A Class B Institutional	0.25% 0.25% 0.10%

JPMorgan Micro Cap Fund (effective 10/31/05)	N/A	Class A Class C Select Institutional	0.25% 0.25% 0.25% 0.10%

JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Equity Fund	Class A Class B Select	0.25% 0.25% 0.25%

JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Growth Fund (change effective 8/17/05)	Class A Class B	0.25% 0.25%

JPMorgan Mid Cap Value Fund	JPMorgan Mid Cap Value Fund	Class A Class B Class C Select Institutional	0.25% 0.25% 0.25% 0.25% 0.10%

JPMorgan Multi-Cap Market Neutral Fund	One Group Market Neutral Fund	Class A Class B Class C Select	0.25% 0.25% 0.25% 0.25%

JPMorgan Multi-Manager Small Cap Growth Fund	JPMorgan Multi-Manager Small Cap Growth Fund	No Class Designation	0.25%

Current Name	Former Name	Share Class	Shareholder Servicing Fee * (annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
JPMorgan Multi-Manager Small Cap Value Fund	JPMorgan Multi-Manager Small Cap Value Fund	No Class Designation	0.25%

JPMorgan Small Cap Core Fund	JPMorgan Trust Small Cap Equity Fund	Select	0.25%

JPMorgan Small Cap Equity Fund	JPMorgan Small Cap Equity Fund	Class A Class B Class C Select	0.25% 0.25% 0.25% 0.25%

JPMorgan Small Cap Growth Fund	One Group Small Cap Growth Fund	Class A Class B lass C Select Institutional	0.25% 0.25% 0.25% 0.25% 0.10%

JPMorgan Small Cap Value Fund	One Group Small Cap Value Fund	Class A Class B Class C Select	0.25% 0.25% 0.25% 0.25%

JPMorgan Strategic Small Cap Value Fund	One Group Strategic Small Cap Value Fund	Class A Class B Class C Select	0.25% 0.25% 0.25% 0.25%

JPMorgan Tax Aware Core Equity Fund	N/A	Select	0.25%

JPMorgan Tax Aware Disciplined Equity Fund	JPMorgan Tax Aware Disciplined Equity Fund	Institutional	0.10%

JPMorgan Tax Aware Diversified Equity Fund	N/A	Select	0.25%

JPMorgan Tax Aware International Fund	N/A	Select	0.25%

JPMorgan Tax Aware International Opportunities Fund	JPMorgan Fleming Tax Aware International Opportunities Fund	Class A Institutional	0.25% 0.10%

JPMorgan Tax Aware Large Cap Growth Fund	JPMorgan Tax Aware Large Cap Growth Fund	Select	0.25%

JPMorgan Tax Aware Large Cap Value Fund	JPMorgan Tax Aware Large Cap Value Fund	Select	0.25%

JPMorgan Tax Aware U.S. Equity Fund	JPMorgan Tax Aware U.S. Equity Fund	Class A Class B Class C Select Institutional	0.25% 0.25% 0.25% 0.25% 0.10%

JPMorgan Technology Fund	One Group Technology Fund	Class A Class B Class C Select	0.25% 0.25% 0.25% 0.25%

Current Name	Former Name	Share Class	Shareholder Servicing Fee * (annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
JPMorgan U.S. Equity Fund	JPMorgan U.S. Equity Fund	Class A Class B Class C Select Institutional	0.25% 0.25% 0.25% 0.25% 0.10%

JPMorgan U.S. Large Cap Core Plus Fund (effective 9/30/05)	N/A	Class A Class C Select Institutional	0.25% 0.25% 0.25% 0.10%

JPMorgan U.S. Real Estate Fund	One Group Real Estate Fund	Class A Class B Class C Select	0.25% 0.25% 0.25% 0.25%

JPMorgan U.S. Small Company Fund	JPMorgan U.S. Small Company Fund	Select Institutional	0.25% 0.10%

JPMorgan Value Advantage Fund	N/A	Class A Class B Class C Select Institutional	0.25% 0.25% 0.25% 0.25% 0.10%

UM Multi-Strategy Fund	UM Multi-Strategy Fund	Institutional	0.10%

Undiscovered Managers Small Cap Growth Fund	UM Small Cap Growth Fund	Class A Institutional	0.25% 0.10%

Undiscovered Managers Behavioral Growth Fund	Undiscovered Managers Behavioral Growth Fund	Class A Class B Class C Institutional Investor Class	0.25% 0.25% 0.25% 0.10% 0.35%[1]

Undiscovered Managers Behavioral Value Fund	Undiscovered Managers Behavioral Value Fund	Class A Class B Class C Institutional	0.25% 0.25% 0.25% 0.10%

Undiscovered Managers REIT Fund	Undiscovered Managers REIT Fund	Class A Class B Class C Institutional	0.25% 0.25% 0.25% 0.10%

[1]	This amount represents the combined amount that may be paid by the Investor Shares of the Fund under the Distribution Plan and the Shareholder Servicing Agreement.

Fixed Income Funds

Current Name	Former Name	Share Class	Shareholder Servicing Fee* (annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
JPMorgan Arizona Municipal Bond Fund	One Group Arizona Municipal Bond Fund	Class A Class B Class C Select	0.25% 0.25% 0.25% 0.25%

JPMorgan Bond Fund	JPMorgan Bond Fund	Class A Class B Class C Select Institutional	0.25% 0.25% 0.25% 0.25% 0.10%

JPMorgan California Tax Free Bond Fund	JPMorgan California Bond Fund	Class A Class B Class C Select Institutional	0.25% 0.25% 0.25% 0.25% 0.10%

JPMorgan Core Bond Fund	One Group Bond Fund	Class A Class B Class C Select	0.25% 0.25% 0.25% 0.25%

JPMorgan Core Plus Bond Fund	One Group Income Bond Fund	Class A Class B Class C Select	0.25% 0.25% 0.25% 0.25%

JPMorgan Enhanced Income Fund	JPMorgan Enhanced Income Fund	Class A Select Institutional	0.25% 0.25% 0.10%

JPMorgan Emerging Markets Debt Fund	JPMorgan Fleming Emerging Markets Debt Fund	Select	0.25%

JPMorgan Global Strategic Income Fund	JPMorgan Global Strategic Income Fund	Class A Class B Class C Select Institutional Class M	0.25% 0.25% 0.25% 0.25% 0.10% 0.30%

JPMorgan Government Bond Fund	One Group Government Bond Fund	Class A Class B Class C Select	0.25% 0.25% 0.25% 0.25%

Current Name	Former Name	Share Class	Shareholder Servicing Fee * (annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
JPMorgan High Yield Bond Fund	One Group High Yield Bond Fund	Class A Class B Class C Select	0.25% 0.25% 0.25% 0.25%

JPMorgan Intermediate Bond Fund	One Group Intermediate Bond Fund	Class A Class B Class C Select	0.25% 0.25% 0.25% 0.25%

JPMorgan Intermediate Tax Free Bond Fund	JPMorgan Intermediate Tax Free Income Fund	Class A Class B Class C Select Institutional	0.25% 0.25% 0.25% 0.25% 0.10%

JPMorgan Kentucky Municipal Bond Fund	One Group Kentucky Municipal Bond Fund	Class A Class B Class C Select	0.25% 0.25% 0.25% 0.25%

JPMorgan Louisiana Municipal Bond Fund	One Group Louisiana Municipal Bond Fund	Class A Class B Class C Select	0.25% 0.25% 0.25% 0.25%

JPMorgan Michigan Municipal Bond Fund	One Group Michigan Municipal Bond Fund	Class A Class B Class C Select	0.25% 0.25% 0.25% 0.25%

JPMorgan Mortgage-Backed Securities Fund	One Group Mortgage-Backed Securities Fund	Class A Select	0.25% 0.25%

JPMorgan Municipal Income Fund	One Group Municipal Income Fund	Class A Class B Class C Select	0.25% 0.25% 0.25% 0.25%

JPMorgan New Jersey Tax Free Bond Fund	JPMorgan New Jersey Tax Free Income Fund	Class A Class B Class C Select	0.25% 0.25% 0.25% 0.25%

JPMorgan New York Tax Free Bond Fund	JPMorgan New York Intermediate Tax Free Income Fund	Class A Class B Class C Select Institutional	0.25% 0.25% 0.25% 0.25% 0.10%

Current Name	Former Name	Share Class	Shareholder Servicing Fee * (annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
JPMorgan Ohio Municipal Bond Fund	One Group Ohio Municipal Bond Fund	Class A Class B Class C Select	0.25% 0.25% 0.25% 0.25%

JPMorgan Real Return Fund	N/A	Class A Class C Select Institutional	0.25% 0.25% 0.25% 0.10%

JPMorgan Short Duration Bond Fund	One Group Short-Term Bond Fund	Class A Class B Class C Select	0.25% 0.25% 0.25% 0.25%

JPMorgan Short Term Bond Fund	JPMorgan Short Term Bond Fund	Class A Select Institutional	0.25% 0.25% 0.10%

JPMorgan Short Term Bond Fund II	JPMorgan Short Term Bond Fund II	Class A Select Class M	0.25% 0.25% 0.25%

JPMorgan Short Term Municipal Bond Fund	One Group Short-Term Municipal Bond Fund	Class A Class B Class C Select	0.25% 0.25% 0.25% 0.25%

JPMorgan Tax Aware Enhanced Income Fund	JPMorgan Tax Aware Enhanced Income Fund	Class A Select Institutional	0.25% 0.25% 0.10%

JPMorgan Tax Aware Real Income Fund	JPMorgan Tax Aware Real Income Fund	Class A Class B Class C Institutional	0.25% 0.25% 0.25% 0.10%

JPMorgan Tax Aware Real Return Fund	N/A	Class A Class C Select Institutional	0.25% 0.25% 0.25% 0.10%

JPMorgan Tax Aware Short-Intermediate Income Fund	JPMorgan Tax Aware Short-Intermediate Income Fund	Select Institutional	0.25% 0.10%

JPMorgan Tax Free Bond Fund	One Group Tax-Free Bond Fund	Class A Class B Class C Select	0.25% 0.25% 0.25% 0.25%

Current Name	Former Name	Share Class	Shareholder Servicing Fee * (annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
JPMorgan Treasury & Agency Fund	One Group Treasury & Agency Fund	Class A Class B Class C Select	0.25% 0.25% 0.25% 0.25%

JPMorgan Ultra Short Term Bond Fund	One Group Ultra Short-Term Bond Fund	Class A Class B Class C Select	0.25% 0.25% 0.25% 0.25%

JPMorgan West Virginia Municipal Bond Fund	One Group West Virginia Municipal Bond Fund	Class A Class B Class C Select	0.25% 0.25% 0.25% 0.25%

*	Up to 0.25% of this fee may be for the Shareholder Services described in Section 2.2 of this Agreement.

J.P. Morgan Fleming Mutual Fund Group, Inc.

J.P. Morgan Mutual Fund Group

J.P. Morgan Mutual Fund Investment Trust

JPMorgan Trust I

JPMorgan Trust II

J.P. Morgan Fleming Series Trust

Undiscovered Managers Funds

        On behalf of themselves and each of their Funds

JPMorgan Distribution Services, Inc.

By:	/s/ Robert L. Young	By:	/s/ Nancy E. Fields
Name:	Robert L. Young	Name:	Nancy E. Fields
Title:	Senior Vice President	Title:	Vice President